Exhibit 10.2

XTANT MEDICAL HOLDINGS, INC.

(formerly known as Bacterin International Holdings, Inc.)

6.00% CONVERTIBLE SENIOR NOTES DUE 2021

AMENDMENT NUMBER 2 TO INDENTURE

Dated as of October 2, 2017

WILMINGTON TRUST, NATIONAL ASSOCIATION
as Trustee

THIS AMENDMENT NUMBER 2 TO INDENTURE (this “Amendment”), dated as of October 2, 2017, is between Xtant Medical Holdings, Inc., a Delaware corporation formerly known as Bacterin International Holdings, Inc. (the “Company”), and Wilmington Trust, National Association, a national banking association, as trustee (the “Trustee”).

RECITALS

WHEREAS, the Company and the Trustee entered into an Indenture, dated as of July 31, 2015, and as amended by Amendment Number 1 to Indenture, dated as of August 16, 2017 (the “Indenture”), pursuant to which $68,000,000 in principal amount of 6.00% Senior Notes due 2021 (the “Notes”), have been issued;

WHEREAS, Section 9.02 of the Indenture provides that the Company, upon the written consent of each affected Holder and when authorized by a Board Resolution, may amend Section 2.04(a)(ii) of the Indenture;

WHEREAS, all acts and things prescribed by the Indenture, by law and by the Certificate of Incorporation and the Bylaws of the Company and of the Trustee necessary to make this Amendment a valid instrument legally binding on the Company and the Trustee, in accordance with its terms, have been duly done and performed;

WHEREAS, there is currently outstanding under the Indenture $68,000,000 aggregate principal amount of the Notes, and the Holders of 100% of the Notes have previously provided written consent to this Amendment;

WHEREAS, the Company has provided to the Trustee the Officer’s Certificate and Opinion of Counsel required by Section 9.09 of the Indenture with respect to the execution of this Amendment;

WHEREAS, the Company desires to execute this Amendment embodying the modifications of the Indenture approved as aforesaid and has requested that the Trustee execute this Amendment pursuant to clauses (b) and (f) of Section 9.02 of the Indenture; and

WHEREAS, all capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

NOW, THEREFORE, to comply with the provisions of the Indenture and in consideration of the above premises, the Company and the Trustee covenant and agree for the equal and proportionate benefit of the respective Holders of the Notes as follows:

ARTICLE 1.

Section 1.01        This Amendment amends the Indenture and does and shall be deemed to form a part of, and shall be construed in connection with and as part of, the Indenture for any and all purposes.

Section 1.02        This Amendment shall become effective immediately upon its execution and delivery by the Company and the Trustee.

ARTICLE 2.

Section 2.01        Amendment of Section 2.04(a)(ii). Section 2.04(a)(ii) of the Indenture is hereby amended by deleting the last sentence from such Section 2.04(a)(ii) (which sentence, for the avoidance of doubt, was previously added by Amendment Number 1 to Indenture) in its entirety and inserting the following as the last sentence thereof:

Notwithstanding anything to the contrary in this Indenture, (A) interest accrued on the Notes otherwise required to be paid in cash on July 15, 2017 (the second semi-annual Interest Payment Date in 2017) shall instead be required to be paid in cash on October 31, 2017, plus interest accrued on such interest from July 15, 2017 to the date of payment thereof at a rate equal to 6.00% per annum plus 100 basis points, (B) the record date for the payment of such amount shall be June 30, 2017 and (C) no Event of Default shall occur (and be waived for all purposes under the Indenture) as a result of the non-payment of such interest on July 15, 2017.

ARTICLE 3.

Section 3.01        Except as specifically modified herein, the Indenture and the Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms with all capitalized terms used herein without definition having the same respective meanings ascribed to them as in the Indenture.

Section 3.02        No duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Amendment. This Amendment is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto. The Trustee is not responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Amendment or for or in respect of the recitals contained herein.

Section 3.03        THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 3.04        The parties may sign any number of copies of this Amendment. Each signed copy shall be an original, but all of such executed copies together shall represent the same agreement.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first written above.

XTANT MEDICAL HOLDINGS, INC., formerly known as Bacterin International Holdings, Inc.

By:	/s/ Carl D. O’Connell
Name:	Carl D. O’Connell
Title:	Chief Executive Officer

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Lynn M. Steiner
Name:	Lynn M. Steiner
Title:	Vice President

[Signature Page to Amendment Number 2 to Indenture]